Exhibit (10)(b)



                                     CONSENT
                                     -------

          We hereby consent to the use of our name under the caption "Miscellaneous-Counsel" in the Statement of Additional Information of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A of The RBB Fund, Inc. (Registration No. 33-20827) filed under the Securities Act of 1933 and Amendment No. 42 under the Investment Company Act of 1940.



                                         /s/ Ballard Spahr Andrews & Ingersoll
                                         -------------------------------------
                                         Ballard Spahr Andrews & Ingersoll

November 20, 1996